Exhibit 99.1

Annual Meeting NASDAQ: KRNY October 2019

Forward Looking Statements This Kearny presentation Financial Corp. may include (the “Company”) certain “forward pursuant -looking to the statements,” “safe harbor” which provisions are made of the in Private good faith by Securities Litigation Reform Act of 1995. These Company’s forward plans, -looking objectives, statements expectations, are subject estimates to risks and and intentions uncertainties, that such are subject as statements to change of the based on factors various described important under factors Item (some 1A. Risk of Factors which are in the beyond Company’s the Company’s Annual Report control) on . Form In addition 10-K, to the the following from the plans, factors, objectives, among others, expectations, could cause estimates the Company’s and intentions financial expressed performance in such to forward differ materially -looking statements: the economy strength in which of the the United Company States conducts economy operations, in general and the strength of the local the interest effects rate of policies and changes of the in, Board trade, of Governors monetary and of the fiscal Federal policies Reserve and laws, System, including inflation, interest rates, market and monetary fluctuations, the institutions impact of (including changes laws in laws, concerning regulations taxation, and government banking, securities policies regarding and insurance), financial the changes Financial in accounting Accounting policies Standards and practices, Board (“FASB”) as may or be the adopted Public Company by regulatory Accounting agencies, Oversight Board, technological changes, competition among financial services providers and, the its business. success of the Company at managing the risks involved in the foregoing and managing not The place Company any cautions undue reliance that the on foregoing any forward list looking of important statements, factors which is not speak exhaustive. only as Readers of the date should made. whether The written Company or oral, does that not may undertake be made any from obligation time to to time update by or any on forward behalf of -looking the Company. statement, 1

Kearny Financial Corp (dollars in millions) as of June 30, 2019 Total Assets $6,634.8 Total Deposits $4,147.6 Total Loans (Incl. Loans HFS) $4,657.9 Corporate Headquarters Fairfield, NJ Branches 48 Market Capitalization¹ $1,122.2 Founded in 1884 6th largest New Jersey-based financial institution by assets 48 branch offices in 11 counties throughout northern and central New Jersey and New York City Ample opportunity for organic growth in existing markets Top 15 deposit market share in the counties of Bergen, Hudson, Passaic, Ocean, and Monmouth, New Jersey² Attractive markets: projected 2019 median household income in franchise counties of $85,562 vs. $63,174 nationwide Active acquirer Completed 6 bank acquisitions since 1999 1) As of September 20, 2019 2) As of June 30, 2019 Source: S&P Global Market Intelligence, Company Filings NEW YORK SUSSEX PASSAIC BERGEN WARREN MORRIS ESSEX HUDSON KINGS UNION HUNTERDON RICHMOND SOMERSET MERCER MIDDLESEX PENNSYLVANIA MONMOUTH NEW JERSEY OCEAN BURLINGTON SALEM ATLANTIC CUMBERLAND Corporate Headquarters Fairfield, NJ 07004 CAPE MAY Existing Branch Locations New Branch Locations 2

Our culture continues to reflect the guiding principles we are committed to fulfilling every day Performance: a strong resolve to remain true to sound, conservative practices, and superior customer service which has led to steady progress and growth throughout the years People: our significant stakeholders, including employees, current and future customers, stockholders, and the communities we serve Relationships: delivery of superior service, a keen understanding of clients’ needs, and a welcoming environment has resulted in high levels of customer satisfaction, loyalty, and strong long-lasting relationships 3

Investment Rationale Conservative lending practices and strong credit culture result in outstanding asset quality metrics Continually improving profitability, operating efficiency and performance metrics Investment in, and strategy built upon, technology and innovation Highly attractive market demographics Robust capital levels and history of capital returns via share repurchases & dividends History of successfully evaluating, executing and integrating acquisitions Experienced and dedicated Board and management team with deep bench strength in all key areas 4

Capital Strength Robust capital levels support continued growth Second step offering allowed us to pursue organic and strategic growth opportunities Sizable public float and strong liquidity Average daily trading volume of 316,913 shares¹ Index membership Russell 2000, ABA Nasdaq Indices, Nasdaq Bank Index Track record of capital returns Over $500 million of capital returned to shareholders Capital Returned to Shareholders $200,000 $175,736 $162,760 $150,000 $134,372 $20,158 $34,028 $8,370 $100,000 $50,000 $29,450 $7,164 $0 $22,286 $126,002 $142,602 $141,708 $0 5 2015FY 2016FY 2017FY 2018FY 2019FY Repurchase of Common Stock Dividends Paid 1) One-year average daily trading volume as of September 20, 2019

Normalizing Capital Ratios Tier 1 Leverage Ratio 30.0% 25.8% 23.9% 25.0% 20.1% 20.0% 16.2% 14.1% 15.0% 10.0% 9.3% 9.0% 9.3% 9.7% 8.9% 5.0% 0.0% 2015FY 2016FY 2017FY 2018FY 2019FY KRNY Peer Median¹ Tier 1 Risk Based Capital Ratio Total Risk-Based Capital Ratio 50.0% 47.2% 50.0% 46.5% 38.8% 40.0% 37.9% 40.0% 30.0% 30.0% 29.1% 30.0% 25.1% 25.8% 22.4% 23.2% 20.0% 20.0% 10.0% 10.0% 13.5% 12.5% 12.7% 13.4% 13.3% 11.3% 10.8% 10.7% 11.1% 11.0% 0.0% 0.0% 2015FY 2016FY 2017FY 2018FY 2019FY 2015FY 2016FY 2017FY 2018FY 2019FY KRNY Peer Median¹ KRNY Peer Median¹ 6 1) Peer group includes CNOB, CUBI, DCOM, FCF, FFIC, LBAI, NBTB, NWBI OCFC, PFS, STBA, TSC, TMP, TRST, UBNK, UVSP Source: S&P Global Market Intelligence; Bank level financial numbers used where unavailable at the holding company

Improving Performance Metrics

Profitability[1]



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.32%
0.36%
0.40%
0.54%
0.67%
$5,629
$15,822
$18,603
$19,596
$42,142
2015FY1
2016FY
2017FY
2018FY
2019FY
Net Income
Core ROAA

Earnings per Share



$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.06
$0.18
$0.22
$0.24
$0.46
2015FY
2016FY
2017FY
2018FY
2019FY
EPS

Performance Metrics



35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$80,608
$94,985
$102,574
$121,293
$155,313
7.92%
10.26%
10.05%
9.86%
8.21%
2.34%
2.35%
2.41%
2.50%
2.56%
2015FY
2016FY
2017FY
2018FY
2019FY
Net Interest Income
Nonint Inc./ Op. Rev
Net Interest Margin

Efficiency Ratio[2]



100.00%
95.00%
90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
88.18%
68.50%
71.20%
72.72%
64.69%
2015FY
2016FY
2017FY
2018FY
2019FY
Efficiency Ratio

Although management believes these non-GAAP measures are useful to investors by providing a greater level of understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies.

1) FY2015 GAAP ROAA was 0.15%, FY2015 core ROAA includes a pre-tax adjustment of $10M reflecting a contribution to the charitable foundation. FY2018 GAAP ROAA was 0.37%, FY2018 core ROAA includes adjustments for after tax merger related expenses of $5.1 million, net reduction of $3.5 million in the carrying value of deferred income taxes, $769,000 reduction in current year income tax related to the passage of the Tax Cuts and Jobs Act.

2) FY2018 GAAP efficiency ratio of 72.72% includes merger related expenses of $6.7 million, excluding such expenses would result in non-GAAP efficiency ratio of 67.71%.

Source: S&P Global Market Intelligence

Loan Portfolio Growth Kearny Financial Corp. Historical Loan Growth (dollars in millions) $5,000 $4,500 $4,679 $4,000 $4,501 $3,500 $3,000 $3,245 $2,500 $2,674 $2,000 $2,103 $1,500 $1,000 $500 $0 2015FY 2016FY 2017FY 2018FY 2019FY Total Loans Over $610 million in loans originated during fiscal 2019 Fiscal 2020 focused on Recruiting seasoned lenders to expand upon existing expertise in C&I, SBA and construction lending Lifting out small teams of residential lenders to fill in strategic gaps in current footprint Opportunistic utilization of mortgage banking platform: sell or portfolio residential mortgage loans as desired 8

Loan Portfolio Composition June 30, 2019 Loan Portfolio 1-4 Family—28.7% Multifamily—41.6% CRE—26.9% C&D—0.3% Consumer—2.2% Commercial—1.4% $4.7 billion in loans receivable, representing 70.2% of assets Emphasis on loan portfolio diversification Average loan-to-value (LTV): CRE 46.4% Multifamily 60.9% Construction/Land 44.5% 1-4 Family 48.6% Home Equity 36.9% 100% 80% 60% 40% 20% 0% 2017FY 2018FY 2019FY 1-4 Family Multifamily CRE C&D Consumer Commercial Loan Portfolio Geographic Distribution Pennsylvania Other 4% 3% New York New Jersey 43% 50% 9

Strong Asset Quality NCOs / Average Loans 0.25% 0.20% 0.16% 0.15% 0.13% 0.14% 0.11% 0.10% 0.09% 0.07% 0.08% 0.05% 0.03% 0.02% 0.01% 0.00% 2015FY 2016FY 2017FY 2018FY 2019FY KRNY Peer Median¹ Conservative underwriting standards, dedicated special assets group and prompt attention to potential problem loans supports a track record of consistently strong asset quality metrics ALLL coverage ratio declined in fiscal 2018 due to acquisition-related purchase accounting adjustments Nonaccrual, 90+ Past Due & OREO / Assets Loan Loss Reserves / Gross Loans 0.80% 1.25% 0.70% 0.62% 0.60% 0.59% 0.48% 1.00% 0.50% 0.56% 0.92% 0.91% 0.90% 0.49% 0.40% 0.43% 0.35% 0.35% 0.79% 0.78% 0.30% 0.83% 0.31% 0.75% 0.81% 0.20% 0.27% 0.74% 0.70% 0.68% 0.10% 0.00% 0.50% 2015FY 2016FY 2017FY 2018FY 2019FY 2015FY 2016FY 2017FY 2018FY 2019FY KRNY Peer Median¹ KRNY Peer Median¹ 10 1) Peer group includes CNOB, CUBI, DCOM, FCF, FFIC, LBAI, NBTB, NWBI OCFC, PFS, STBA, TSC, TMP, TRST, UBNK, UVSP Note: Peer comparison periods changed to conform to the same time periods as Kearny Financial Corp.’s fiscal periods (June 30 fiscal year-end); MRQ NCOs / Average Loans data shown for peers Source: S&P Global Market Intelligence

Deposits June 30, 2019 Deposit Portfolio Noninterest bearing deposits—7.7% Interest bearing DDA—19.6% Savings and clubs—18.7% Certificates of deposit—54.0% $4.15 billion in deposits as of June 30, 2019 Consolidated 7 branches in calendar year 2019 with negligible loss in deposits Forthcoming expansion in attractive deposit markets (Cliffside Park, North Bergen, Staten Island NY) Shifting deposit base towards more valuable, lower cost core deposit relationships 100.0% 80.0% 60.0% 40.0% 20.0% 0.0% 2017FY 2018FY 2019FY Noninterest bearing deposits Interest bearing DDA 11 Savings and clubs Certificates of deposit

Investment Securities Yield on Securities 4.00% 3.07% 3.00% 2.52% 2.08% 2.19% 2.02% 2.00% 1.00% 0.00% 2015FY 2016FY 2017FY 2018FY 2019FY As of June 30, 2019, securities totaled 19.5% of assets, down from 33.8% of assets as of June 30, 2015¹ 3.07% yield on securities in FY 2019, increase of 55 basis points from FY 2018 Securities portfolio serves as both a source of liquidity and yield June 30, 2019 Securities Portfolio US Agency—45.2% CLO & ABS Securities—30.1% Corporate & TRUPS—14.6% Municipal Bonds—10.2% 12 1) Securities excludes FHLB Stock Source: S&P Global Market Intelligence, Company Filings

M&A History and Strategy Experienced acquirer and integrator, having successfully completed 6 bank acquisitions over the past 20 years Opportunistic acquisition strategy with a focus on Low premium deals Similar or complementary business models Expansion in existing or contiguous markets Cultural compatibility Sensitive to key merger metrics such as TBV dilution and earn-back periods 13 Source: S&P Global Intelligence, Company Filings

Strategic Focus Traditional community banking Grow and diversify loan portfolio C&I / SBA Construction Grow and diversify deposit base Leverage technology: mobile banking, online account opening, intelligent ATMs Business Relationship Officers Government banking Expanded treasury management suite Utilize CRM to grow relationships & target single service clients Improve the client experience Annual surveys & focus groups Continuous feedback on new products, services and technologies Expand fee income sources Grow mortgage banking platform (sell or portfolio loan production) Increase SBA origination (sell or retain guaranteed portion) Evaluate alternative investment program 14

Strategic Focus Continue to prudently manage capital via Dividends Dividends of $0.37 paid during fiscal 2019, representing an 81% payout ratio Share repurchases 31.2 million shares repurchased through 06/30/2019 M&A transactions Most recent transaction, $1.6 billion asset Clifton Bancorp, closed on 04/02/2018 Control operating expenses Continuous branch rationalization Organizational and product profitability analysis Technology enhancements to improve operational efficiency Acquire top-tier talent Seasoned bankers Entrepreneurial spirit Technology savvy Experience in other industries 15

Digital Transformation Recent digital banking deployments Online account opening Digital wallet (Apple Pay / Google Pay) Credit score monitoring Newly redesigned mobile optimized website EnAct Customer Relationship Management (CRM) Upcoming initiatives Enhanced escrow management platform Commercial loan origination system Streamlined mortgage application and document collection platform Intelligent ATM’s (ITM) Zelle P2P payment system Digital account switching platform Strategic investment in, and partnership with, FinTech firms Mobile Banking users + 45% year over year Mobile Banking transactions + 35% year over year Online Banking users + 29% year over year Card Valet users + 96% year over year 16

2019 Fortune 100 Fastest Growing Companies 17

Comparative Equity Performance Stock Price Performance since September 20, 2013 KRNY +87.0% KRNY Peers +44.5% S&P 500 +75.0% 150% 130% 110% 90% 70% 50% 30% 10% -10% 9/20/2013 3/20/2014 9/20/2014 3/20/2015 9/20/2015 3/20/2016 9/20/2016 3/20/2017 9/20/2017 3/20/2018 9/20/2018 3/20/2019 9/20/2019 18 Note: Market data as of September 20, 2019 Peer group includes CNOB, CUBI, DCOM, FCF, FFIC, LBAI, NBTB, NWBI OCFC, PFS, STBA, TSC, TMP, TRST, UBNK, UVSP Source: S&P Global Market Intelligence

Peer Group Valuation Comparison ($ in thousands) Total Price/ Peer Company Ticker Headquarters Assets TBV ConnectOne Bancorp, Inc. CNOB Englewood Cliffs, NJ $6,109 149% Customers Bancorp, Inc. CUBI Wyomissing, PA $11,182 84% Dime Community Bancshares, Inc. DCOM Brooklyn, NY $6,498 139% First Commonwealth Financial Corporation FCF Indiana, PA $8,071 179% Flushing Financial Corporation FFIC Uniondale, NY $6,946 105% Lakeland Bancorp, Inc. LBAI Oak Ridge, NJ $6,407 148% NBT Bancorp Inc. NBTB Norwich, NY $9,636 205% Northwest Bancshares, Inc. NWBI Warren, PA $10,505 184% OceanFirst Financial Corp. OCFC Toms River, NJ $8,029 158% Provident Financial Services, Inc. PFS Jersey City, NJ $9,938 174% S&T Bancorp, Inc. STBA Indiana, PA $7,335 188% TriState Capital Holdings, Inc. TSC Pittsburgh, PA $6,846 154% Tompkins Financial Corporation TMP Ithaca, NY $6,654 225% TrustCo Bank Corp NY TRST Glenville, NY $5,228 155% United Financial Bancorp, Inc. UBNK Hartford, CT $7,336 118% Univest Financial Corporation UVSP Souderton, PA $5,154 161% Mean 7,617 158% Median 7,140 157% UVSP 161% UBNK 118% TRST 155% TMP 225% TSC 154% STBA 188% PFS 174% NWBI 184% NBTB 205% LBAI 148% FFIC 105% FCF 179% DCOM 139% CUBI 84% CNOB 149% 19 KRNY 130% Peer Median P/TBV: 157% 50% 70% 90% 110% 130% 150% 170% 190% 210% 230% 250% Note: Market data as of September 20, 2019 Source: S&P Global Intelligence

Annual Meeting NASDAQ: KRNY October 2019